American Century Investment Services, Inc.

Statement of Financial Condition
December 31, 2024

2024
Assets
Cash and cash equivalents	$202,425,717
Deferred income taxes, net	26,629,303
Prepaid expenses	3,278,216
Deferred sales commission	264,636
Deposit with clearing broker	100,000
Accounts receivable	77,701
Property and equipment, net	55,939

Total assets	$232,831,512

Liabilities
Accounts payable and accrued expenses	94,579,004
Accrued compensation and benefits	51,057,267
Accrued underwriting and distribution fees	13,951,747
Affiliate income taxes payable	6,273,421
Income taxes payable, net	1,422,706
Affiliate payable	99,213

Total liabilities	167,383,358

Stockholder’s equity
Common stock, $1 par value - 30,000 shares authorized, 11,900 shares issued and outstanding	11,900
Additional paid-in capital	1,584,884
Retained earnings	63,851,370

Total stockholder's equity	65,448,154

Total liabilities and stockholder's equity	$232,831,512

See notes to financial statements.
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